UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 26, 1999
                Date of Report (Date of earliest event reported)




                                AVADO BRANDS, INC.
             (Exact name of registrant as specified in its charter)




        Georgia              Commission File No. 0-19542          59-2778983
------------------------   -------------------------------   -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
 Hancock at Washington
   Madison, Georgia                                                  30650
------------------------                                         -------------
(Address of Principal                                              (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (706) 342-4552

ITEM 5.        OTHER EVENTS

     On May 26, 1999, the Registrant completed a Second Supplemental Indenture to its 9.75% Senior Notes due 2006, dated as of May 1, 1996, as amended by a First Supplemnetal Indenture dated as of June 29, 1998. The Second Supplemental Indenture and a press release relating to its completion are attached hereto as Exhibits 4.1 and 99.1, respectively.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

          4.1  Second Supplemental Indenture dated as of May 26, 1999.

          99.1 Press release of the Registrant dated May 27, 1999.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AVADO BRANDS, INC.
                                                       (Registrant)


Date: June 4, 1999                        By:  /s/ Louis J. Profumo
                                               ---------------------------------
                                               Louis J. Profumo
                                               Senior Vice President of Finance
                                               and Chief Accounting Officer

                                 EXHIBIT INDEX



     4.1  Second Supplemental Indenture dated as of May 26, 1999.

     99.1 Press release of the Registrant dated May 27, 1999.